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                                                             EXHIBIT 10.55
                                                            EXECUTION COPY

                 AMENDMENT NO. 5 AND WAIVER TO CREDIT AGREEMENT

         AMENDMENT AND WAIVER dated as of October 6, 2000 (the "AMENDMENT AND WAIVER") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 and amended as of May 15, 2000, June 1, 2000 and August 31, 2000 (as so amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "DIP LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement and to waive certain provisions thereof for a limited period as provided for herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date of effectiveness of this Amendment No. 5, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENT TO DEFINITIONS IN CREDIT AGREEMENT. Section 1.01 of the Credit Agreement is hereby amended by amending the following definition to read in its entirety as follows:

                  "TRANCHE B MATURITY DATE" shall mean the earlier of (a) October 31, 2000 and (b) the date on which the sale of the Nitrogen Manufacturing Assets is consummated.

          SECTION 3. COMMITMENT OF THE DIP LENDERS. Section 2.01(a)(i) of the Credit Agreement is hereby amended by adding in the final sentence thereof, immediately after the phrase "At no time" the phrase "prior to October 31, 2000 shall the sum of the then outstanding aggregate principal amount of the Tranche A Loans PLUS the then aggregate Tranche A Letter of Credit Outstandings exceed the Tranche A Total Commitment of $25,000,000 as the same may be reduced from time to time pursuant to Sections 2.10 or 2.14, and at no time subsequent to October 31, 2000".

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         SECTION 4. WAIVER. (a) Each DIP Lender hereby waives compliance by the
Borrower with the terms of Section 2.02 of the Credit Agreement solely until October 31, 2000.

          (b) Other than as specifically provided in paragraph (a) above, this Amendment and Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Agent or the DIP Lenders under the Credit Agreement or any other Loan Document or of any other term or condition thereof.

         SECTION 5. EFFECTIVENESS. This Amendment and Waiver shall become effective if and only if the Agent shall have received duly executed counterparts hereof signed by each of the Borrower, the Agent, the Guarantor and each of the DIP Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 6. GOVERNING LAW. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. COUNTERPARTS. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.


                                                      LAROCHE INDUSTRIES INC.




                                                      By:_____________________
                                                         Name:
                                                         Title:


                                                      LAROCHE FORTIER INC.




                                                      By:_____________________
                                                         Name:
                                                         Title:



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                                                   THE CHASE MANHATTAN BANK,
                                                   as Agent and as DIP Lender


                                                   By:________________________
                                                      Name:
                                                      Title:




                                                   HIBERNIA NATIONAL BANK




                                                   By:________________________
                                                      Name:
                                                      Title:




                                                   WACHOVIA BANK, N.A.




                                                   By:________________________
                                                      Name:
                                                      Title:




                                                   THE BANK OF NOVA SCOTIA




                                                   By:________________________
                                                      Name:
                                                      Title:



                                       3

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                                                   PERRY CAPITAL LLC


                                                   By:________________________
                                                      Name:
                                                      Title:




                                                   AMSOUTH BANK


                                                   By:________________________
                                                      Name:
                                                      Title:


                                                   BHF (USA) CAPITAL CORPORATION


                                                   By:________________________
                                                      Name:
                                                      Title:


                                                   By:________________________
                                                      Name:
                                                      Title:

                                                   COMERICA BANK




                                                   By:________________________
                                                      Name:
                                                      Title:


                                       4

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                                                     NATIONAL BANK OF CANADA


                                                     By:________________________
                                                        Name:
                                                        Title:


                                                     BNP PARIBAS


                                                     By:________________________
                                                        Name:
                                                        Title:



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